UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material under Section 240.14a-12

MARINEMAX, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

On August 13, 2026, Island Global Yachting, LLC (“IGY Marinas”), an indirect wholly owned subsidiary of MarineMax, Inc. (“MarineMax” or the “Company”), posted the following on IGY Marinas’ website and LinkedIn.

IGY Marinas welcomes the announcement of Safe Harbor’s proposed acquisition of MarineMax.

IGY Marinas welcomes the announcement of Safe Harbor’s proposed acquisition of MarineMax. We are excited about what this next chapter means for our team members, partners and customers around the world.

Safe Harbor has built an outstanding reputation for operational excellence, innovation and long-term value creation in the marine industry, with the benefit of Blackstone’s deep experience, resources and long-term investment perspective.

We believe this transaction delivers compelling and immediate value to shareholders and positions us for continued growth and success.

Thank you to the entire IGY team for your dedication, and to our customers and partners for your trust and support.

We look forward to continuing to invest in our people, our marinas and the customer experience as part of Safe Harbor. We are excited to be part of something bigger!

See the full press release here: [https://investor.marinemax.com/news/news-details/2026/MarineMax-Enters-into-

Definitive-Agreement-to-be-Acquired-by-Blackstone-Infrastructure-Portfolio-Company-Safe-Harbor-in-a-1-5-

Billion-All-Cash-Transaction/default.aspx]

Forward-Looking Statements

This communication may contain forward-looking statements including, among other things, statements regarding the ability of the parties to complete the proposed transaction and the expected timing of completion of the proposed transaction; the prospective performance and outlook of the Company’s business and opportunities; as well as any assumptions underlying any of the foregoing. When used in this report, or any other documents, words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “forecast,” “goal,” “objective,” “plan,” “project,” “seek,” “strategy,” “target” and similar expressions should be considered forward-looking statements made in good faith by the Company or SHM Holdco, LLC, a Delaware limited liability company (“Parent”), as applicable. These forward-looking statements are based on the beliefs and assumptions of management of the applicable party at the time that these statements were prepared and are subject to risks, uncertainties, and assumptions that could cause actual results to differ materially from those expressed or implied in the forward-looking statements. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. These risks include, but are not limited to, risks and uncertainties related to: (i) the ability to obtain the requisite approval of the proposed transaction from shareholders of the Company; (ii) the risk that the proposed transaction may not be completed in a timely manner or at all, or that the expected benefits of the proposed transaction may not be realized on the timeline contemplated or at all; (iii) the possibility that competing offers or acquisition proposals for the Company will be made; (iv) the possibility that any or all of the various conditions to the consummation of the proposed transaction may not be satisfied or waived, including the failure to receive certain required regulatory approvals from applicable governmental authorities; (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the definitive agreement with respect to the proposed transaction, including in circumstances that would require the Company to pay a termination fee or other expenses; (vi) the effect of the pendency of the proposed transaction on the Company’s ability to retain and hire key personnel, its ability to maintain relationships with its customers, vendors and others with whom it does business, its business generally or its stock price; (vii) risks related to diverting management’s attention from the Company’s ongoing business operations or the loss of one or more members of its management team; (viii) the risk that shareholder litigation in connection with the proposed transaction may result in significant costs of defense, indemnification and liability; (ix) market risks such as interest rate risk and foreign currency exchange rate risk; (x) economic and industry conditions and corresponding effects on consumer behavior and the Company’s operating results; (xi) environmental conditions, tariffs and their potential impacts on the Company’s operations and the broader economy; (xii) inclement weather and the

Company’s ability to mitigate impacts of adverse weather conditions through geographic diversity; (xiii) the Company’s future estimates, assumptions and judgments, including statements regarding whether such estimates, assumptions and judgments could have a material adverse effect on the Company’s operating results; (xiv) the impact of the Company’s core strengths and retailing strategies on the Company’s growth and earnings potential; and (xv) the seasonality and cyclicality of the Company’s business and the effect of such seasonality and cyclicality on its financial results and inventory levels. Further information on risks that could affect the Company’s results is included in its filings with the U.S. Securities and Exchange Commission (the “SEC”), including its most recent Quarterly Report on Form 10-Q and its Annual Report on Form 10-K for the fiscal year ended September 30, 2025, and any current reports on Form 8-K that it may file from time to time. Should any of these risks or uncertainties materialize, actual results could differ materially from expectations. Except as required by applicable law, the Company and Parent each assume no obligation to, and do not currently intend to, update or supplement any such forward-looking statements to reflect actual results, new information, future events, changes in their expectations or other circumstances that exist after the date of this report.

Additional Information and Where to Find It

This report may be deemed to be solicitation material in respect of the proposed transaction involving the Company and Safe Harbor. In connection with the proposed transaction, the Company intends to file with the SEC and furnish to shareholders a proxy statement seeking Company shareholder approval of the proposed transaction. This report is not a substitute for the proxy statement or any other document that the Company may file with the SEC or send to its shareholders in connection with the proposed transaction. INVESTORS AND SHAREHOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BEFORE MAKING ANY VOTING DECISION WITH RESPECT TO THE PROPOSED TRANSACTION BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE PROPOSED TRANSACTION. The materials to be filed by the Company will be made available to the Company’s investors and shareholders at no expense to them and copies may be obtained free of charge on the Company’s website at https://investor.marinemax.com/overview/default.aspx. In addition, all of those materials will be available at no charge on the SEC’s website at www.sec.gov. Any vote at the Company’s shareholder meeting to approve the proposed transaction or other responses in relation to the proposed transaction should be made only on the basis of the information contained in the proxy statement relating to the proposed transaction.

Participants in the Solicitation

The Company and its directors, executive officers, other members of its management and its employees may be deemed to be participants in the solicitation of proxies of the Company’s shareholders in connection with the proposed transaction under SEC rules. Information about the Company’s directors and executive officers is set forth under the captions “Proposal One–Election of Directors,” “Director Compensation,” “Corporate Governance,” “Security Ownership of Principal Shareholders, Directors, and Officers,” “Executive Compensation,” “Stock Vesting—Pay Versus Performance” and “Equity Compensation Plan Information” in the Definitive Proxy Statement for the Company’s 2026 annual meeting of shareholders, filed with the SEC on January 21, 2026 (available here), under the caption “Business—Executive Officers” in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2025, filed with the SEC on November  17, 2025 (available here) and in the Company’s Current Report on Form 8-K, filed with the SEC on March 3, 2026 (available here). Additional information regarding ownership of the Company’s securities by its directors and executive officers is included in such persons’ SEC filings on Forms 3 and 4. These documents may be obtained free of charge at the SEC’s website at www.sec.gov and on the Company’s website at https://investor.marinemax.com/overview/default.aspx.

Information concerning the interests of the Company’s participants in the solicitation, which may, in some cases, be different than those of the Company’s shareholders generally, will be set forth in the proxy statement relating to the proposed transaction when it becomes available.